UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
JUDGE: Burton R. Lifland

CASE NO: 06-10354 (BRL)
CHAPTER 11
DANA CORPORATION, ET AL. (1)
MONTHLY OPERATING REPORT
PERIOD COVERED: September 1, 2006 — September 30, 2006

DEBTORS’ ADDRESS:	MONTHLY DISBURSEMENTS:
4500 Dorr Street	$461 million

Toledo, OH 43615

DEBTORS’ ATTORNEY:	MONTHLY NET LOSS :
Jones Day	$(298) million

222 East 41st Street
New York, NY 10017

REPORT PREPARER:

/s/ Kenneth A. Hiltz	CHIEF FINANCIAL OFFICER

SIGNATURE OF REPORT PREPARER	TITLE

KENNETH A. HILTZ	November 9, 2006

PRINTED NAME OF REPORT PREPARER	DATE
The report preparer, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.

(2)	All amounts herein are preliminary, unaudited and subject to revision.

In re Dana Corporation, et al.
Reporting Period: September 1, 2006 — September 30, 2006

Debtors:	Case Number:
Dana Corporation	06-10354
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
MONTHLY OPERATING REPORT
September 2006
INDEX

Page
Financial Statements

Condensed Statement of Income (Loss) with DCC on an Equity Basis (Unaudited) — Month of September 2006 and Period from March 3, 2006 to September 30, 2006	4
Condensed Balance Sheet with DCC on an Equity Basis (Unaudited) — September 30, 2006	5
Condensed Statement of Cash Flows with DCC on an Equity Basis (Unaudited) — Month of September 2006 and Period from March 3, 2006 to September 30, 2006	6

Notes to Monthly Operating Report

Note 1. Basis of Presentation	7
Note 2. Reorganization	9
Note 3. Financing	12
Note 4. Liabilities Subject to Compromise	16
Note 5. Reorganization Items	16
Note 6. Post-petition Accounts Payable	17

Schedule of Cash Disbursements by Debtor	18

Schedule of Payroll Taxes Paid	19

Schedule of Post-petition Sales, Use and Property Taxes Paid	20
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
CONDENSED STATEMENT OF INCOME (LOSS)
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	March 3, 2006 to
	September 30, 2006	September 30, 2006
	(in millions)
Net sales	$696	$5,135
Costs and expenses
Cost of sales	678	4,879
Selling, general and administrative expenses	14	219
Impairment of goodwill	46	46
Other income, net	11	70

Income from operations	(31)	61
Interest expense (contractual interest of $14 in September and $100 for the period 3/3/06 to 9/30/06)	5	38
Reorganization items, net	10	112

Loss before income taxes	(46)	(89)
Income tax expense	(71)	(135)
Minority interest	(1)	(4)
Equity in loss of affiliates	(110)	(112)

Loss from continuing operations	(228)	(340)
Loss from discontinued operations	(70)	(107)

Net loss	$(298)	$(447)

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
CONDENSED BALANCE SHEET
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

September 30, 2006
(in millions)
Assets
Current assets
Cash and cash equivalents	$722
Accounts receivable
Trade	1,266
Other	224
Inventories	732
Assets of discontinued operations	458
Other current assets	138

Total current assets	3,540
Investments and other assets	1,309
Investments in equity affiliates	669
Property, plant and equipment, net	1,789

Total assets	$7,307

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable, including current portion of long-term debt	$24
Accounts payable	861
Liabilities of discontinued operations	210
Other accrued liabilities	720

Total current liabilities	1,815

Liabilities subject to compromise	4,307

Deferred employee benefits and other noncurrent liabilities	265
Long-term debt	16
Debtor-in-possession financing	700
Minority interest in consolidated subsidiaries	82

Shareholders’ equity	123

Total liabilities and shareholders’ equity	$7,307

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
CONDENSED STATEMENT OF CASH FLOWS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	March 3, 2006 to
	September 30, 2006	September 30, 2006
	(in millions)
Operating activities
Net loss	$(298)	$(447)
Depreciation and amortization	23	156
Adjustments related to divestitures and asset sales	69	87
Reorganization items	11	112
Payment of reorganization items	(13)	(65)
Decrease in working capital, excluding effects from acquisition of business	30	167
Other	174	233

Net cash flows provided by operating activities	(4)	243

Investing activities
Purchases of property, plant and equipment	(22)	(180)
Acquisition of business, net of cash acquired		(17)
Proceeds from sale of assets	5	18
Other	22	25

Net cash flows used for investing activities	5	(154)

Financing activities
Net change in short-term debt	(1)	(624)
Proceeds from DIP Credit Agreement		700
Payments on long-term debt	1	(3)

Net cash flows provided by (used for) financing activities		73

Net increase in cash and cash equivalents	1	162
Cash and cash equivalents — beginning of period	721	560

Cash and cash equivalents — end of period	$722	$722

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
(Dollars in Millions)
Note 1. Basis of Presentation
General
Dana Corporation (Dana) is a leading supplier of axle, driveshaft, frame, sealing and thermal products. Dana designs and manufactures products for every major vehicle producer in the world and is focused on being an essential partner to its automotive, commercial truck and off-highway vehicle customers.
Accounting Requirements
As described in Note 2, Dana and certain subsidiaries are reorganizing under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code). American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11, generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The condensed financial statements, herein have been prepared in accordance with the guidance in SOP 90-7.
Financial Statements Presented
This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee and to the lenders under the DIP Credit Agreement (discussed below). The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is unaudited and, as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Accordingly, this Monthly Operating Report should not be used for investment purposes.
The unaudited condensed financial statements and supplemental information contained herein present the condensed financial information of Dana and its debtor and non-debtor subsidiaries with DCC accounted for on an equity basis. Accordingly, inter-company transactions with DCC have not been eliminated in these financial statements and are presented as intercompany receivables, loans and payables. This presentation of condensed Dana financial statements with DCC on an equity basis, while consistent in
The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

format with the financial information required to be provided to the lenders under the DIP Credit Agreement discussed below and acceptable to the U.S. Trustee, does not conform to GAAP, which requires that DCC and its subsidiaries be consolidated along with Dana’s other majority-owned subsidiaries.
For consolidated financial statements for Dana prepared in conformity with GAAP and the notes thereto, see the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006, which have been filed with the U.S. Securities and Exchange Commission and are accessible at http//www.dana.com at the “Investors” link.
The condensed statements of income (loss) and cash flows presented herein are for the month of September 2006 and also include the period from March 3, 2006 to September 30, 2006. The “Schedule of Cash Disbursements by Petitioning Entity” contains further information regarding cash disbursements made by each of the Debtors during the post-petition period of September 1, 2006 to September 30, 2006.
The financial statements herein with DCC accounted for on an equity basis have been derived from Dana’s internal books and records. They include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
Furthermore, the monthly information presented herein has not been subjected to the same level of accounting review and testing that Dana applies in the preparation of its quarterly and annual financial information in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect Dana’s consolidated results of operations, financial position and cash flows in the future.
While we continue our reorganization under Chapter 11 of the United States Bankruptcy Code, investments in our securities are highly speculative. Although shares of our common stock continue to trade on the OTC Bulletin Board under the symbol “DCNAQ,” the trading prices of the shares may have little or no relationship to the actual recovery, if any, by the holders under any eventual court-approved reorganization plan. The opportunity for any recovery by holders of our common stock under such reorganization plan is uncertain and shares of our common stock may be cancelled without any compensation pursuant to such plan.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 2. Reorganization
On March 3, 2006, Dana Corporation and forty of our wholly-owned domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). These Chapter 11 cases are collectively referred to as the “Bankruptcy Cases.” Neither Dana Credit Corporation (DCC) nor any of our non-U.S. affiliates commenced any bankruptcy proceedings. These Chapter 11 cases are being administered jointly under Case Number 06-10354 (BRL) and are collectively referred to herein as the “Bankruptcy Cases.” A listing of the Debtors and their respective case numbers is set forth at the beginning of this Monthly Operating Report.
The Debtors are managing their businesses in the ordinary course as debtors in possession, subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Debtors have the exclusive right to file a plan of reorganization until January 3, 2007. The Debtors are permitted to request, and currently expect to seek, an extension of this exclusivity period.
Case Number: 06-10354 (BRL) (Jointly Administered)

Official committees of the Debtors’ unsecured creditors, retirees not represented by unions (Retiree Committee) and Dana’s equity security holders have been appointed in the Bankruptcy Cases and, in accordance with the provisions of the Bankruptcy Code, have the right to be heard on all matters that come before the Bankruptcy Court. The Debtors are required to bear certain of the committees’ costs and expenses, including those of their counsel and other professional advisors.
Under the Bankruptcy Code, the Debtors have the right to assume or reject executory contracts (i.e., contracts that are to be performed by both contract parties after the Filing Date) and unexpired leases, subject to Bankruptcy Court approval and other limitations. In this context, “assuming” an executory contract or unexpired lease generally means that a Debtor will agree to perform its obligations and cure certain existing defaults under the contract or lease and “rejecting” it means that a Debtor will be relieved of its obligations to perform further under the contract or lease, which will give rise to an unsecured pre-petition claim for damages for the breach thereof. The Bankruptcy Court has authorized the Debtors to reject certain unexpired leases and executory contracts.
The Debtors have received approval from the Bankruptcy Court to pay or otherwise honor certain of their pre-petition obligations, subject to certain restrictions, including employee wages, salaries, certain benefits and other employee obligations; claims of foreign vendors and certain suppliers that are critical to the Debtors’ continued operation; and certain customer program and warranty claims.
Case Number: 06-10354 (BRL) (Jointly Administered)

Pre-petition Claims
On June 30, 2006, the Debtors filed their schedules of the assets and liabilities existing on the Filing Date with the Bankruptcy Court. In July 2006, the Bankruptcy Court set September 21, 2006 as the general bar date (the date by which most entities that wished to assert a pre-petition claim against a Debtor had to file a proof of claim in writing). Asbestos-related personal injury and wrongful death claimants were not required to file proofs of claim by the bar date, and such claims will be addressed as part of the Chapter 11 proceedings.
The Debtors are now in the process of evaluating the claims that were submitted and investigating unresolved proofs of claim and are establishing procedures to reconcile and resolve them. Our Liabilities subject to compromise represents our current estimate of claims expected to be allowed by the Bankruptcy Court. At this time, we cannot, reasonably estimate the value of the claims that will ultimately be allowed by the Bankruptcy Court since our evaluation of the filed claims has just begun.
Taxes
Income taxes are accounted for in accordance with SFAS No. 109, “Accounting for Income Taxes.” Current and deferred income tax assets and liabilities are recognized based on events which have occurred and are measured by the enacted tax laws. Based on its recent history of losses in the U.S. and near-term prospects for continued losses, Dana established a 100% valuation allowance against its U.S. deferred tax assets during the third quarter of 2005. Deferred tax assets resulting from subsequent U.S. losses have been offset by increases in the valuation allowances, effectively eliminating the benefit of those losses.
The Debtors have received Bankruptcy Court approval to pay pre-petition sales, use and certain other taxes in the ordinary course of their businesses. The Debtors believe that they have paid all pre-petition and post-petition taxes when due from and after the Filing Date. See the accompanying “Schedule of Payroll Taxes Paid“and “Schedule of Post-petition Sales, Use and Property Taxes Paid” for information regarding taxes paid. The Debtors believe that all tax returns are being prepared and filed when due, or extended as
Case Number: 06-10354 (BRL) (Jointly Administered)

necessary, and that they are paying all post-petition taxes as they become due or obtaining extensions for the payment thereof.
Contractual Interest Expense
Contractual interest expense includes amounts relating to debt subject to compromise which is no longer recognized in the statement of income (loss) in accordance with SOP 90-7. The contractual interest that was not recognized for the period March 3, 2006 to September 30, 2006 was $100 ($9 for the month of September only).
Note 3. Financing
DIP Credit Agreement
Dana, as borrower, and our debtor U.S. subsidiaries, as guarantors, are parties to a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the DIP Credit Agreement) with Citicorp North America, Inc., as agent, initial lender and an issuing bank, and with Bank of America, N.A. and with JPMorgan Chase Bank, N.A., as initial lenders and issuing banks. The DIP Credit Agreement, as amended, was approved by the Bankruptcy Court in March 2006. The aggregate amount of the facility is $1,450, including a $750 revolving credit facility (of which $400 is available for the issuance of letters of credit) and a $700 term loan facility.
All of the loans and other obligations under the DIP Credit Agreement will be due and payable on the earlier of 24 months after the effective date of the DIP Credit Agreement or the consummation of a plan of reorganization under the Bankruptcy Code.
Interest for both the term loan facility and the revolving credit facility under the DIP Credit Agreement accrues, at our option, at either the London interbank offered rate (LIBOR) plus a per annum margin of 2.25% or the prime rate plus a per annum margin of 1.25%. Amounts currently borrowed are at a rate of LIBOR plus 2.25% (7.65% at September 30, 2006). We are paying a fee for issued and undrawn letters of credit in an amount per annum equal to the LIBOR margin applicable to the revolving credit facility, a per annum fronting fee of 25 basis points and a commitment fee of 0.375% per annum for unused committed amounts under the revolving credit facility.
The DIP Credit Agreement is guaranteed by substantially all of our domestic subsidiaries, excluding DCC. As collateral, we and each of our guarantor subsidiaries have granted a security interest in, and lien on, effectively all of their assets, including a pledge of 66% of the equity interests of each material foreign subsidiary directly or indirectly owned by us.
Case Number: 06-10354 (BRL) (Jointly Administered)

Additionally, the DIP Credit Agreement requires us to (i) maintain a minimum amount of consolidated earnings before interest, taxes, depreciation, amortization, restructuring and reorganization costs (EBITDAR), for each period beginning on March 1, 2006 and ending on the last day of each month from May 2006 through February 2007, and (ii) a rolling 12-month cumulative EBITDAR for Dana and our direct and indirect subsidiaries, on a consolidated basis, beginning on March 31, 2007 and ending on February 28, 2008, at levels set forth in the DIP Credit Agreement. We must also maintain minimum availability of $100 under the DIP Credit Agreement at all times.
The EBITDAR requirement in the DIP Credit Agreement for the period from March 3, 2006 to September 30, 2006 was $105, and the actual EBITDAR, as calculated below, was $235.
Case Number: 06-10354 (BRL) (Jointly Administered)

EBITDAR Calculation

March 3, 2006 to
September 30, 2006
(in millions)
Net loss	$(447)
Plus -
Interest expense	38
Income tax expense	135
Depreciation and amortization expense	156
Restructuring charges	52
Reorganization items, net	112
Loss from discontinued operations	107
Minority interest	4

Less -
Equity in loss of affiliates	(112)
Non-recurring items	14
Interest income	20

EBITDAR	$235

Certain internal compensation incentives are based on the achievement of EBITDAR targets. For this purpose, EBITDAR, as defined in the DIP Credit Agreement, is modified to include discontinued operations and applied to periods commencing on January 1, 2006. For this purpose, EBITDAR for the nine months ended September 30, 2006 was $234.
In March 2006, we borrowed $700 under the $1,450 DIP Credit Agreement and used the proceeds to pay off debt obligations outstanding under our prior five-year bank facility (which had provided us with $400 in borrowing capacity), our accounts receivable securitization program (which had provided us with up to $275 borrowing capacity to meet periodic demand for short-term financing), and certain other pre-petition obligations, as well as to provide for working capital and general corporate expenses. Based on our borrowing base collateral, we had availability under the DIP Credit Agreement at September 30, 2006 of $571. We had utilized $237 of this for letters of credit, leaving unused availability of $334.
Canadian Credit Agreement
In June 2006, Dana Canada Corporation (Dana Canada), as borrower, and certain of its Canadian affiliates, as guarantors, entered into a Credit Agreement (the Canadian Credit Agreement) with Citibank Canada as agent, initial lender and an issuing bank, and with JPMorgan Chase Bank, N.A., Toronto Branch and Bank of America, N.A., Canada Branch, as initial lenders and issuing banks. The Canadian Credit Agreement provides for a $100 revolving credit facility, of which $5 is available for the issuance of letters of
Case Number: 06-10354 (BRL) (Jointly Administered)

credit. At September 30, 2006, there were no borrowings and no utilization of the net availability under the facility for the issuance of letters of credit. Dana Canada must maintain a minimum availability under the Canadian Credit Agreement of $20.
Case Number: 06-10354 (BRL) (Jointly Administered)

As a result of the first quarter 2006 agreement to sell DCC’s interest in a limited partnership, $55 of DCC non-recourse debt expected to be assumed by the buyer has been classified as a current liability. Certain non-U.S. borrowings totaling $17 continue to be classified as Long-term debt.
Note 4. Liabilities Subject to Compromise
Substantially all of the Debtors’ pre-petition debt is now in default due to the bankruptcy filing. As described below, the accompanying condensed financial statements present the Debtors’ pre-petition debt of $1,585 within Liabilities subject to compromise. In accordance with SOP 90-7, following the Filing Date, we discontinued recording interest expense on debt classified as Liabilities subject to compromise. As required by SOP 90-7, the amount of the Liabilities subject to compromise represents our current estimate of claims expected to be allowed by the Bankruptcy Court. Such claims are subject to future adjustments. Adjustments may result from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases and orders of the Bankruptcy Court. Payment terms and amounts for these claims will be established in connection with the Bankruptcy Cases.
The amount of liabilities subject to compromise reported herein was $4,307 at September 30, 2006. This amount includes intercompany balances with DCC of $337 (of which $288 is a note payable to DCC) which are not eliminated under this basis of presentation.
Note 5. Reorganization Items
SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization items for the month of September 2006 consisted primarily of professional fees, partially reduced by interest income and gains from settlements with suppliers.
Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by any official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by orders of the Bankruptcy Court and the Bankruptcy Code. In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-debtor subsidiaries and are being paid for such services by the non-debtor subsidiaries. With respect to the Debtors’ foreign non-debtor subsidiaries, payments for services to these entities in U.S. dollars are being made by the Debtors and reimbursed by the foreign non-debtor subsidiaries through the ordinary course netting process established under the Debtors’ consolidated cash management system. In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses of their professionals. The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 6. Post-petition Accounts Payable
The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due. See the accompanying “Schedule of Cash Disbursements by Petitioning Entity” for post-petition disbursements in September 2006.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.
Reporting Period: September 1, 2006 — September 30, 2006	(in thousands)
Schedule of Cash Disbursements by Debtor	September 2006

Debtors:	Case Number:	Disbursements
Dana Corporation	06-10354	$458,564
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360	917
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368	195
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381	488
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390	2
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394	1
Torque-Traction Manufacturing Technologies, LLC	06-10395	701
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

Total Cash Disbursements		$460,868	(a)

(a)	Disbursements are actual cash disbursements made during the month and may include certain payments made by the Debtors on behalf of non-Debtors pursuant to their cash management order.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.
Reporting Period: September 1, 2006 — September 30, 2006
Schedule of Payroll Taxes Paid	(in thousands)
September 2006

FEDERAL				TOTALS
	Liabilities	Incurred or Withheld
FIT	FICA-ER	FICA-EE	FUTA
$8,684	$5,169	$5,169	$46	$19,068

FEDERAL
	Deposits	Released & Pending
FIT	FICA-ER	FICA-EE	FUTA
(8,684)	(5,169)	(5,169)	(46)	(19,068)

STATE				TOTALS
	Liabilities	Incurred or Withheld
SIT	SUI-ER	SUI-EE	SDI-EE
2,492	392	8	10	2,902

STATE
	Deposits	Released & Pending
SIT	SUI-ER	SUI-EE	SDI-EE
(2,492)	(392)	(8)	(10)	(2,902)

LOCAL			TOTALS
	Liabilities	Incurred or Withheld
CIT
466			466

LOCAL
	Deposits	Released & Pending
CIT
(466)			(466)
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.
Reporting Period: September 1, 2006 — September 30, 2006	(in thousands)
Schedule of Post-petition Sales, Use and Property Taxes Paid	September 2006

Tax Authority	State	Type of Tax	Taxes Paid
Arkansas Secretary of State	AR	Sales/use	$44
Bedford Township	MI	Property		(A	)
Bronson City Treasurer	MI	Property		(A	)
City of Miramar	FL	License	7
Florida Dept of Revenue	FL	Sales/use	6
Illinois Dept of Revenue	IL	Sales/use	2
Indiana Dept of Revenue	IN	Sales/use	16
Iowa Dept of Revenue	IA	Sales/use	8
Kansas Dept of Revenue	KS	Franchise	1
Kentucky Dept of Revenue	KY	Sales/use	58
Kentucky State Treasurer	KY	Annual Report		(A	)
Michigan Dept of Treasury	MI	Sales/use	24
Mississippi Office of Revenue	MS	Franchise	43
Missouri Dept of Revenue	MO	Sales/use	16
New Jersey Corporation Tax	NJ	Annual Report	2
Ohio State Treasurer	OH	Miscellaneous	1
Ohio State Treasurer	OH	Sales/use	84
Pennsylvania Dept of Revenue	PA	Sales/use		(A	)
Rockbridge County Treasurer	VA	Property	9
San Joaquin County	CA	Property	79
South Carolina Dept of Revenue	SC	Sales/use	1
Tennessee Dept of Revenue	TN	Sales/use	12
Tennessee State Treasurer	TN	Miscellaneous		(A	)
Texas Comptroller	TX	Sales/use	7
Texas Township Charter	MI	Property	37
Washington State Dept of Revenue	WA	Excise	9
West Virginia State Tax Dept	WV	Franchise	1
Wisconsin Dept of Revenue	WI	Sales/use		(A	)

Total			$467

(A)	Payment was less than $1 thousand
The Debtors believe that a portion of these disbursements included payments for unpaid taxes incurred for pre-petition periods which the Debtors have the authority to pay under their first day orders.
Case Number: 06-10354 (BRL) (Jointly Administered)